                                                                   Exhibit 10.39

                 FIRST AMENDMENT TO MASTER TRANSACTION AGREEMENT

     THIS FIRST AMENDMENT TO MASTER TRANSACTION AGREEMENT ("Amendment") is by
and among Integrated Information Systems, Inc., a Delaware corporation ("IIS"),
Goliath Networks, Inc., a Wisconsin corporation ("GNI"), Michael S. Polsky as receiver for GNI ("Receiver"), (the Receiver and GNI are collectively referred to herein as "Seller"), Mark E. Bakken, a resident of Wisconsin ("Bakken" and, as the sole shareholder of GNI, "Shareholder"), and AnchorBank, fsb ("Anchor").
The effective date of this Amendment (the "Effective Date") shall be deemed to be the date the Receiver executes this Amendment, as listed on the signature page of this Amendment.

                                    RECITALS

     A. GNI was engaged in the business of providing information technology consulting services;

     B. Michael S. Polsky is the receiver for GNI in a case under Chapter 128 of the Wisconsin Statutes pending in the Wisconsin Circuit Court for Dane County
(the "Court"), Case No. 01 CV 3506 (the "Chapter 128 Creditors' Action");

     C. It is contemplated that the Purchased Assets will be sold, transferred and conveyed, and the other transactions contemplated herein will be consummated, pursuant to an order (the "Sale Order") of the Court under Chapter
128 of the Wisconsin Statutes;

     D. IIS desires to employ substantially all of the employees of Seller and to that end will pay to Seller certain amounts;

     E. IIS desires to purchase from Seller and Seller desires to sell, assign and convey to IIS the Purchased Assets, consisting primarily of certain incidental fixed and other assets;

     F. The parties mutually desire that IIS make arrangements for IIS to occupy the premises (or portion thereof) currently occupied by Seller at (i) 1966 South
Stoughton Road, Madison, Wisconsin 53716 and (ii) Riverfront Plaza Building,
1110 North Old World Third Street, Milwaukee, Wisconsin 53202;

     G. To those ends, the parties entered into the Master Transaction
Agreement, dated December 21, 2001 (the "MTA");

     H. On January 4, 2002, the Receiver filed with the Court a Motion to Sell all Inventory, Equipment, Intangible Assets and Specified Accounts Receivable of
Goliath Networks, Inc. (the "Motion to Sell") and a Notice of Hearing on the
Receiver's Motion to Sell all Inventory, Equipment, Intangible Assets and
Specified Accounts Receivable of Goliath Networks, Inc.;

     I. On January 22, 2002, Elizabeth Eversoll filed with the Court an objection to the Motion to Sell (the "Eversoll Objection"), a copy of which is attached hereto as Exhibit A; and

     J. The parties to the MTA desire to amend the MTA to clarify that Seller is not selling, transferring or otherwise conveying, and the Receiver is not requesting the Court to approve of the sale, transfer or conveyance, to IIS of the Eversoll Methodologies (as defined below), including any related documentation, hardware or software;

     K. Section 3.21(d) of the MTA provides: At or before Closing of the
Agreement, Anchor will satisfy fully sales taxes which remain owing by GNI, make payment of withheld employee contributions to the Goliath Networks Inc. 40l(k)
Plan (the "GNI Plan") which are required under the GNI Plan prior to its termination and will make payment of the administrative termination fees of the
GNI Plan, but only to the extent the GNI Plan cannot pay such expenses; and

     L. Anchor remains ready willing and able to loan the funds necessary to make the payments required by Section 3.21(d), however the amounts required for the sales tax and administration termination fees that the GNI Plan cannot pay are not yet determined.

     The parties agree as follows:

     1. DEFINITIONS. Capitalized terms used and not defined herein shall have the meanings given to them in the MTA.

     2. SECTION 1.1. Section 1.1 of the MTA is hereby amended by inserting the following definition in alphabetical order:

     "EVERSOLL METHODOLOGIES"-- The term Eversoll Methodologies shall have the meaning given to that term in the Methodologies License Agreement dated June 11,
2001 by and Goliath Networks, Inc., a Wisconsin corporation, and Elizabeth A.
Eversoll, doing business as e-Volved Solutions, an unincorporated sole proprietorship.

     3. SECTION 2.3(e). Section 2.3(e) of the MTA is hereby amended by deleting the section in its entirety and inserting the following therefor:

     (e)  all telephone numbers, the Intellectual Property Assets (and the goodwill associated therewith) listed on Schedule 2.3(e), which specifically excludes the Eversoll Methodologies;

     4. SECTION 3.15(a). Section 3.15(a) of the MTA is hereby amended by deleting the section in its entirety and inserting the following therefor:

     (a)  The term "Intellectual Property Assets" means all intellectual property owned or licensed (as licensor or licensee) by Seller in which Seller has a

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          proprietary interest, excluding the Eversoll Methodologies, and which constitutes part of the Purchased Assets, including:

     5. SECTION 3.21(d). Section of the MTA is hereby amended by deleting the section in its entirety and inserting the following therefor:

     (d)  Anchor shall lend GNI and the Receiver funds sufficient to make the payments described hereafter, and forward said funds on behalf of
          Goliath as provided hereafter. Anchor's duty to loan said funds shall survive the Closing.

          (i)  401(K) EMPLOYEE CONTRIBUTIONS. At Closing, Anchor shall lend to
               GNI and the Receiver an amount equal to the funds withheld as employee contributions to the Goliath Networks Inc. 401(k) Plan
               (the "GNI Plan") which have not been paid to the GNI Plan and forward said funds to the GNI Plan Administrator; and

          (ii) SALES TAX. Upon final determination, or upon an amount being agreed upon between GNI, Receiver and the Wisconsin Department of
               Revenue as to amounts required to be paid in settlement of GNI
               Sales tax liability, Anchor shall lend to GNI and the Receiver and forward to the Wisconsin Department of Revenue that amount to satisfy GNI sales tax obligation to the Wisconsin Department of
               Revenue.

     6. EFFECT AS AN AMENDMENT. Except as expressly modified herein, the MTA shall remain in full force and effect.

     7. EXECUTION OF AMENDMENT. This Amendment may be executed in one or more counterparts, each of which will be deemed to be an original copy of this
Amendment and all of which, when taken together, will be deemed to constitute one and the same amendment. The exchange of copies of this Amendment and of signature pages by facsimile transmission shall constitute effective execution and delivery of this Amendment as to the parties and may be used in lieu of the original Amendment for all purposes. Signatures of the parties transmitted by facsimile shall be deemed to be their original signatures for all purposes.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the Effective
Date set forth below.

INTEGRATED INFORMATION SYSTEMS, INC.,     GOLIATH NETWORKS, INC., A WISCONSIN
A DELAWARE CORPORATION                    CORPORATION

By: /s/ James G. Garvey, Jr.              By: /s/ Mark E. Bakken

Its: CEO                                  Its: CEO

                                          /s/ Michael S. Polsky
                                          AS RECEIVER FOR GOLIATH NETWORKS, INC.

                                          EFFECTIVE DATE: January 23, 2002

                                          ANCHORBANK, FSB

                                          By: /s/ Brian Zimdars
                                          Its: Vice President

                                          /s/ Mark E. Bakken
                                          MARK E. BAKKEN, SHAREHOLDER

                                          /s/ Mark E. Bakken
                                          MARK E. BAKKEN, IN HIS CAPACITY AS
                                          A DIRECTOR OF GNI

                                          /s/ Mark E. Bakken
                                          MARK E. BAKKEN, IN HIS CAPACITY AS
                                          AN OFFICER OF GNI

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